SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) February 16, 2010
InSight Health Services Holdings Corp.

(Exact name of registrant as specified in charter)

Delaware	333-75984-12	04-3570028

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	file number)	Identification No.)

26250 Enterprise Court, Suite 100, Lake Forest, CA 92630

(Address of principal executive offices) (Zip Code)
(949) 282-6000

Registrant’s telephone number, including area code
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On February 16, 2010, InSight Health Services Holdings Corp. (“Insight Imaging”) issued a press release, which sets forth certain financial information as of, and for the three and six months ended December 31, 2009. A copy of the press release is attached hereto as Exhibit 99.1 and will be posted on Insight Imaging’s website. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any of Insight Imaging’s filings, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits
Exhibit No.

99.1	Press Release dated February 16, 2010, filed herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 16, 2010	INSIGHT HEALTH SERVICES HOLDINGS CORP.
	By:	/s/ Donna S. Walker
Donna S. Walker
Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Press Release dated February 16, 2010, filed herewith.

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